UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2011

COCA-COLA ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34874	27-2197395
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339

(Address of principal executive offices, including zip code)

(678) 260-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

The Company issued a press release on April 22, 2011 announcing that the Company had mailed notice regarding the proposed settlement of a series of class action lawsuits related to the transactions announced on February 25, 2010 between CCE and The Coca-Cola Company to the class members. The press release is attached as Exhibit 99.1. The Settlement Agreement and Notice are attached as Exhibits 99.2 and 99.3, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated April 22, 2011

99.2	Stipulation and Agreement of Compromise and Settlement

99.3	Notice of Pendency of Class Action, Proposed Settlement of Class Action and Settlement Hearing

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES, INC. (REGISTRANT)

April 22, 2011	By:	/S/ WILLIAM T. PLYBON
	Name:	William T. Plybon
	Title:	Vice President, Secretary and Deputy Strategic Initiatives

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 22, 2011

99.2	Stipulation and Agreement of Compromise and Settlement

99.3	Notice of Pendency of Class Action, Proposed Settlement of Class Action and Settlement Hearing